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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                  93-1223879
       (State of incorporation                       (I.R.S. Employer
           or organization)                         Identification No.)

     1776 SW Madison, Portland, OR                        97205
 (Address of principal executive offices)               (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: None

     Securities to be registered pursuant to Section 12(b) of the Act: None

     Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.01 per share



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     The information included under the heading "Description of New Common Stock" set forth in Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated February 8, 1999 is incorporated herein by reference.

Item 2. Exhibits.

        EXHIBIT
        NUMBER                         EXHIBIT DESCRIPTION
        -------   -------------------------------------------------------------
          3.1*    Amended and Restated Certificate of Incorporation
          3.2*    Amended and Restated Bylaws

        --------------
        * Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 15, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  April 28, 2000

                                       WILSHIRE FINANCIAL SERVICES GROUP INC.

                                       By:  /s/ Stephen P. Glennon
                                          -----------------------------------
                                            Stephen P. Glennon
                                            Chief Executive Officer

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